UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DNP Select Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (01-07)

DNP SELECT

INCOME FUND INC.

200 S. WACKER DRIVE, SUITE 500, CHICAGO, ILLINOIS 60606 (312) 368-5510

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS MAY 5, 2010

The annual meeting of shareholders of DNP Select Income Fund Inc. will be held at 200 S. Wacker Drive, Chicago, Illinois, in the “Orange and Blue” Room, on Wednesday, May 5, 2010 at 4:00 p.m., Central Time, to:

1.	Elect Philip R. McLoughlin and Nathan I. Partain as directors by the holders of the Fund’s common stock and Robert J. Genetski as director by the holders of the Fund’s preferred stock;

2.	Consider and vote on an amendment to the Fund’s Articles of Amendment and Restatement to increase the number of authorized shares of common stock;

3.	Consider and vote on an amended and restated investment advisory agreement between the Fund and Duff & Phelps Investment Management Co. in order to clarify that the asset base used to calculate the management fee shall include all assets attributable to financial leverage, with effect from March 24, 2009; and

4.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on March 15, 2010 are entitled to vote at the meeting

For the Board of Directors,

T. Brooks Beittel

Secretary

March 31, 2010

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PROXY STATEMENT

The board of directors (the “Board”) of DNP Select Income Fund Inc. (the “Fund”) is soliciting proxies from the shareholders for use at the annual meeting of shareholders to be held on Wednesday, May 5, 2010 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

Shareholders of the Fund of record at the close of business on March 15, 2010 are entitled to notice of and to participate in the meeting. The Fund had 236,316,596 shares of common stock, 2,000 shares of remarketed preferred stock and 8,000 shares of auction preferred stock outstanding on the record date. Each share of common stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the common stock (with no cumulative voting permitted) and to one vote on each other matter. Each share of remarketed preferred stock outstanding on the record date entitles the holder thereof to one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one vote on each other matter submitted for a vote of holders of preferred stock. Each share of auction preferred stock outstanding on the record date entitles the holder thereof to one quarter ( 1/4) of one vote for each director being elected by the preferred stock (with no cumulative voting permitted) and to one quarter ( 1/4) of one vote on each other matter submitted for a vote of holders of preferred stock.

This proxy statement is first being mailed on or about March 31, 2010. The Fund will bear the cost of the annual meeting and this proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on Wednesday, May 5, 2010: The proxy statement for the 2010 annual meeting, the form of proxy card and the Fund’s annual report for the year ended December 31, 2009 are available at http://www.dnpselectincome.com/proxy. You can obtain directions to the annual meeting by contacting the Fund’s administrator at 888-878-7845 (toll-free) or at triordan@hilliard.com.

1.  ELECTION OF DIRECTORS

The Board is responsible for the overall management and operations of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. At the meeting, holders of common stock are entitled to elect two directors for a term ending in 2013 and the holders of preferred stock are entitled to elect one director for a term ending in 2013, in each case to serve until the annual meeting of shareholders in that year or until their respective successors are elected and qualified. A plurality of votes cast at the meeting by the common stock as to the directors representing the common stock is necessary to elect such directors. A plurality of votes cast at the meeting by the preferred stock as to the director representing the preferred stock is necessary to elect such director. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

The persons named in the enclosed proxy intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director of the Fund, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

Francis E. Jeffries will be retiring as a director of the Fund when his term of office ends at the annual meeting of shareholders on May 5, 2010. Mr. Jeffries first began work as an analyst with the former Duff & Phelps Corporation in 1966 and rose to become its Chairman and Chief Executive Officer. He has been a director of the Fund since it was first organized in 1986 and served as Chairman of the Board of the Fund from 2005 to 2009. The Fund expresses its deepest appreciation for Mr. Jeffries’ dedicated service and distinguished leadership over the past decades and wishes him well in his retirement. In addition, Connie K. Duckwoth, who served as a director of the Fund from 2002 to 2010, resigned on January 15, 2010 in order to devote more time to the non-profit organization of which she is the founder and Chief Executive Officer—Arzu, Inc. (Arzu Studio Hope), which promotes economic independence and education among women in Afghanistan through the sale of the rugs they weave. The Fund also expresses its sincere appreciation to Ms. Duckworth for her years of dedicated and faithful service. The Board, on the recommendation of its nominating and governance committee, has decided to reduce the size of the Board from twelve to ten directors following the retirement of Mr. Jeffries and the resignation of Ms. Duckworth.

Set forth below are the names and certain biographical information about the directors of the Fund. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. Lampton, who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”). Mr. Partain is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”).

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Nominees—Independent Directors

Robert J. Genetski (2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 67	Director	Nominee for a term expiring in 2013; Director since April 2001	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank	3	Director, Midwest Banc Holdings, Inc.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
	Dr. Genetski has a Ph.D. in economics from New York University and has taught at the University of Chicago Graduate School of Business and New York University. He is also the author of several books and a regular contributor to the Nikkei Financial Daily. He has spent his entire 36-year career in the financial services industry, including 17 years at Harris Trust & Savings Bank, where he served as Chief Economist. He currently also serves as a director of Midwest Banc Holdings, Inc. During his career, Dr. Genetski has overseen investment research and asset management operations, an experience that is relevant to the oversight of the Fund. In addition, his professional qualifications as an economist and his understanding of monetary policy equip him to offer further insights to the Board.

Philip R McLoughlin (2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 63	Director	Nominee for a term expiring in 2013; Director since May 2009	Managing Director, Seacap Partners LLC (strategic advisory firm) since February 2009; Partner, CrossPond Partners, LLC (investment management consultant) 2006–2008; Consultant to Phoenix Investment Partners, Ltd. (“PXP”), 2002–2004; Chief Executive Officer of PXP, 1995–2002 (Chairman 1997–2002, Director 1995–2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 2000–2002	49	Director, The World Trust Fund (closed-end fund); Director, Argo Group International Holdings, Ltd. (insurance holding company, formerly known as PXRE Group Ltd.) 1999–2009

	Mr. McLoughlin has over 38 years of experience in the asset management industry. He is the former Chairman and Chief Executive Officer of PXP (a predecessor of Virtus) and a former Chief Investment Officer of The Phoenix Companies, Inc. During his tenure in those positions, PXP offered over 40 mutual funds, wrap programs, individually managed accounts, and institutional investment management services for endowments, insurance companies and multi-employer retirement funds. Mr. McLoughlin brings to the Board an understanding of asset management and mutual fund operations and strategy.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Nominees—Interested Director
Nathan I. Partain, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 53	President, Chief Executive Officer and Director	Nominee for a term expiring in 2013; Director since May 2007	President and Chief Executive Officer of the Fund since February 2001 (Chief Investment Officer since April 1998; Executive Vice President, April 1998–February 2001; Senior Vice President, January 1997–April 1998); President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility & Corporate Bond Trust Inc. (“DUC”) since 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research, 1993–1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

	Among all of the Fund’s continuing directors, Mr. Partain has had the longest association with the Fund. He joined the Duff & Phelps organization in 1987 and has since served in positions of increasing responsibility, becoming successively Chief Investment Officer of the Fund, President and Chief Executive Officer of the Fund, President and Chief Executive Officer of DTF and DUC, and President of the Adviser. He also has public company board experience, having served for over 16 years as a director of Otter Tail Corporation (a holding company that manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors).

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
	Mr. Partain’s role as the Chief Executive Officer of the Fund and the Adviser, combined with his additional board experience, make him a valued member of the Board.

Continuing Directors—Independent Directors

Stewart E. Conner (3) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 68	Director	Director since April 2004. Term expires 2012	Attorney, Wyatt Tarrant & Combs LLP since 1966 (Chairman, Executive Committee 2000–2004, Managing Partner 1988–2000)	3

	Mr. Conner has been a lawyer specializing in corporate law, corporate finance, mergers and acquisitions, securities law and related areas for over 43 years. In addition to the leadership skills gained during his 16 years as managing partner and chairman of the executive committee of a large law firm (Wyatt, Tarrant & Combs LLP), his experience in working with public companies and boards of directors of public companies provide additional business insight.

Nancy Lampton (1)(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 67	Director and Vice Chairman of the Board	Director since October 1994. Term expires 2012	Vice Chairman of the Board of the Fund since February 2006, Vice Chairman of DTF and DUC since May 2007; Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Strategic Advisory Council Member, Lightbridge Corporation (designer of non-proliferative fuel for nuclear energy needs)

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
	Ms. Lampton has been the Chairman and Chief Executive Officer of American Life and Accident Insurance Company of Kentucky for over 38 years, giving her extensive management and business experience. For over 15 years, she has been a director of Constellation Energy Group, Inc. (“CEG”), an electric and natural gas utility holding company, giving her insight into the specific industries in which two of the three Funds invest. Ms. Lampton also has specialized knowledge of nuclear power issues that are relevant to the Fund, since she serves on the Nuclear Power Committee of the CEG Board and the Strategic Advisory Council of Lightbridge Corporation, a designer of non-proliferative fuel for nuclear energy needs.

Geraldine M. Mc Namara (4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 58	Director	Director since May 2009. Term expires 2011	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982–July 2006	49

	Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management has given her an enhanced understanding of the goals and expectations that individual investors bring to the Fund—an important perspective for a member of an investment company Board.

Eileen A. Moran (1)(3) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 55	Director	Director since May 2008. Term expires 2012	President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

	Ms. Moran has over 26 years of experience in investment management. As President and Chief Executive Officer of PSEG Resources, L.L.C., she oversees the management of a $7 billion portfolio of assets. PSEG Resources is an

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
	investment affiliate of a family of companies that provide transmission and distribution of electric energy and natural gas in the Northeast and Mid-Atlantic regions of the United States. Because PSEG Resources invests a significant portion of its assets in the electric and gas utility industry, Ms. Moran provides the Board with insight into the specific industries in which the Fund invests.

Christian H. Poindexter (4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 71	Director	Director since May 2003. Term expires 2011	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002–March 2003; Chairman of the Board, April 1999–July 2002; Chief Executive Officer, April 1999–October 2001; President, April 1999–October 2000) Chairman, Baltimore Gas and Electric Company, January 1993–July 2002 (Chief Executive Officer January 1993–July 2000; President, March 1998–October 2000; Director, 1988–2003)	3	Director, The Baltimore Life Insurance Company

	Mr. Poindexter is the retired Chairman and Chief Executive Officer of CEG. He held positions with CEG and its predecessor, Baltimore Gas and Electric Company, for 27 years, making him knowledgeable about the public utility industries in which the Fund invests. He also has specific experience relating to investment management, since he previously served as Chairman of the Investment Committee of the U.S. Naval Academy Foundation. Having served as the Chairman and CEO of a public company, Mr. Poindexter has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing both the operations and the financial reporting process of a large corporation.

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Carl F. Pollard (1)(2) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 71	Director	Director since April 2002. Term expires 2011	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

	Mr. Pollard was a senior executive for over 25 years with Humana, Inc. and the successor businesses to Humana’s hospital business. He began his career at Humana as Chief Financial Officer in 1969, rising to become President of the hospital division and ultimately President and Chief Operating Officer of Humana, Inc. In 1993 he became Chairman and Chief Executive Officer of Galen Health Care, Inc. (the spinoff of Humana’s hospital division) and when Galen Health Care merged later that year with Columbia Hospital Corporation, he became Chairman of the Board of the combined company, Columbia Healthcare Corporation. Mr. Pollard is also the Chairman of the Board of Churchill Downs Incorporated. Mr. Pollard’s positions have provided him with extensive experience with financial and accounting matters, evaluating financial results and overseeing both the operations and the financial reporting process of a large corporation.

David J. Vitale (1) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 63	Director and Chairman of the Board	Director since April 2000. Term expires 2012	Chairman of the Board of the Fund, DTF and DUC since May 2009; Private investor since December 2008; Senior Advisor to the CEO, Chicago Public Schools, April 2007–December	3	Director, UAL Corporation (airline holding company), Alion Science and

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
			2008 (Chief Administrative Officer, April 2003–April 2007); Private investor November 2002–April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001–November 2002; Private investor 1999–2001; Vice Chairman and Director, Bank One Corporation, 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995–1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993–1998 (Director, 1992–1998; Executive Vice President, 1986–1993)	3	Technology Corporation, ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

	Mr. Vitale has had many years of service as an executive in both the private and public sector. He began his career at The First National Bank of Chicago, spending 31 years in the service of the bank and its parent companies, and rose to become Vice Chairman of the Board of Bank One Corporation, with overall responsibility for the bank’s commercial banking business in the United States and international markets. He has subsequently served as President and Chief Executive Officer of the Board of Trade of the City of Chicago, Inc. and Chief Administrative Officer of the Chicago Public Schools. In addition to being a director of UAL Corporation (the holding company whose primary subsidiary is United Airlines), Mr. Vitale holds two directorships that are directly relevant to the business of the Fund: he is a director and vice chairman of ISO New England

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years & Qualifications	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Inc. (the not for profit independent system operator of New England’s electricity supply) and a director of Ariel Capital Management, LLC (a registered investment adviser). Mr. Vitale’s knowledge of financial matters, capital markets, investment management and the utilities industry make him well qualified to serve as Chairman of the Board.

(1)	Member of the executive committee of the Board, which has authority, with certain exceptions, to exercise the powers of the Board between Board meetings.
(2)	Member of the audit committee of the Board, which makes recommendations regarding the selection of the Fund’s independent registered public accounting firm and meets with representatives of that accounting firm to determine the scope of and review the results of each audit.
(3)	Member of the contracts committee of the Board, which makes recommendations regarding the Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.
(4)	Member of the nominating and governance committee of the Board, which selects nominees for election as directors, recommends individuals to be appointed by the Board as officers of the Fund and members of Board committees and makes recommendations regarding other Fund governance and Board administration matters.

During 2009, the Board held four meetings, the audit committee met twice, the nominating and governance committee met three times, the contracts committee met twice and the executive committee did not meet, but acted by unanimous written consent seven times. Each director attended at least 75% in the aggregate of the meetings of the Board and of the committees on which he or she served.

Additional information about the Fund’s directors is contained in the Statement of Additional Information (“SAI”) constituting Part B of the Fund’s Registration Statement on Form N-2 filed with the SEC. The most recent post-effective amendment to that Registration Statement is available electronically at the SEC’s Internet web site, http://www.sec.gov. The Fund will also furnish a copy of the SAI portion of the Registration Statement, without charge, to any shareholder who so requests by calling the Administrator at (888) 878-7845 (toll-free).

Board Leadership Structure

The Board believes that the most appropriate leadership structure for the Fund is for the Chairman of the Board to be an independent director, in order to provide strong, independent oversight of the Fund’s management and affairs, including the Fund’s risk management function. Accordingly, while the Chief Executive Officer of the Fund will generally be a member of the Board, he or she will not normally be eligible to serve as Chairman of the Board. The independent Chairman of the Board presides at meetings of the shareholders, meetings of the Board and meetings of independent directors. In addition, the independent Chairman of the Board takes part in the meetings and deliberations of all committees of the Board, facilitates communication among directors and communication between the Board and Fund management and is available for consultation with Fund management between Board meetings.

Officers of the Fund

The officers of the Fund are elected at the annual meeting of the Board held in connection with the annual meeting of shareholders. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser or the Fund’s administrator and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Nominee—Interested Director.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 59	Secretary and Senior Vice President since January 1995 (Treasurer January 1995–September 2002)	Executive Vice President and Assistant Chief Investment Officer of the Adviser since 2008 (Senior Vice President 1993–2008, Vice President 1987–1993); Secretary of DTF and DUC since May 2005

Joseph C. Curry, Jr. Hilliard Lyons Investment Management 500 West Jefferson Street Louisville, KY 40202 Age: 65	Treasurer since September 2002; Senior Vice President since May 2006 (Vice President April 1988–May 2006)	Senior Vice President, J.J.B.
Hilliard, W.L. Lyons, LLC since
1994 (Vice President 1982–
1994); President, Hilliard-Lyons
Government Fund, Inc. since
1986; Vice President and
Assistant Treasurer, Senbanc
Fund since 1999

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 55	Chief Compliance Officer since February 2004	Senior Vice President and Chief
Compliance Officer of the
Adviser since 2004 (Vice
President and Chief Compliance
Officer 2002–2004); Chief
Compliance Officer of DTF and
DUC since 2003; Vice President
and Chief Compliance Officer,
Stein Roe Investment Counsel
LLC 2001–2002

Dianna P. Wengler Hilliard Lyons Investment Management 500 West Jefferson Street Louisville, KY 40202 Age: 49	Vice President since May 2006 (Assistant Vice President April 2004–May 2006); Assistant Secretary since 1988	Vice President, J.J.B. Hilliard, W.L. Lyons, LLC since 1990; Treasurer, Hilliard-Lyons Government Fund, Inc. since 1988 (Vice President since 1985)

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2009, (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Fund.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Stewart E. Conner	$50,001 - $100,000	$50,001 - $100,000
Robert J. Genetski	Over $100,000	Over $100,000
Nancy Lampton	Over $100,000	Over $100,000
Philip R. McLoughlin	$1 - $10,000	$10,001 - $50,000
Geraldine M. McNamara	$10,001 - $50,000	$50,001 - $100,000
Eileen A. Moran	$1 - $10,000	$10,001 - $50,000
Christian H. Poindexter	Over $100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000
David J. Vitale	$10,001 - $50,000	$10,001 - $50,000

Interested Director
Nathan I. Partain	Over $100,000	Over $100,000

As of December 31, 2009, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

The following table shows the compensation paid to the Fund’s directors during 2009 for service on the board of directors of the Fund and on the boards of directors of other investment companies in the same Fund Complex as the Fund:

COMPENSATION TABLE (1)

Name of Director	Aggregate Compensation from the Fund	Total Compensation From Fund and Fund Complex Paid to Directors (2)
Independent Directors
Stewart E. Conner	$53,187	$69,126
Robert J. Genetski	47,174	63,126
Nancy Lampton	51,835	96,000
Philip R. McLoughlin	28,625	313,951
Geraldine M. McNamara	26,285	217,450
Eileen A. Moran	49,681	88,500
Christian H. Poindexter	49,328	86,500
Carl F. Pollard	59,418	104,750
David J. Vitale	70,837	116,918

Interested Director
Nathan I. Partain	0	0

(1)	Because each director of the Fund also serves as a director of DTF and DUC, directors receive a single set of fees as remuneration for their service to all three funds, effective as of July 1, 2009: (i) each director not affiliated with the Adviser receives a retainer fee of $55,000 per year; (ii) the chairpersons of the audit committee, contracts committee and nominating and governance committee each receive an additional retainer fee of $8,000 per year; (iii) the Chairman of the Board receives an additional retainer fee of $50,000 per year; (iv) each director not affiliated with the Adviser who attends a Board meeting in person receives a fee of $3,000 for such attendance (for no more than four meetings per year); (v) each committee member who attends a committee meeting in person receives a fee of $3,000 for such attendance (for no more than two meetings per year); and (vi) each director who attends the Fund’s annual education program in person receives a fee of $2,000 for such attendance (for no more than one such program per year). Directors and officers affiliated with the Adviser receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not interested persons of the Fund, the Adviser or the Administrator (as defined below) are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the Board or a committee of the Board. The Fund does not have a pension or retirement plan applicable to its directors or officers.
(2)	Please refer to the table on pages 2 to 10 for the number of investment companies in the Fund Complex overseen by each director.

The Board, including all of the independent directors, unanimously recommends a vote “FOR” the election of the three nominees for director named above.

2.  CONSIDERATION OF AN AMENDMENT

TO THE FUND’S ARTICLES OF AMENDMENT AND RESTATEMENT

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board has unanimously approved and is recommending that shareholders approve an amendment to the Fund’s Articles of Amendment and Restatement to increase the number of authorized shares of common stock of the Fund from 250,000,000 shares to 300,000,000 shares.

The Articles of Amendment and Restatement (together with subsequently filed Articles Supplementary and Articles of Amendment) constitute the Fund’s corporate charter under Maryland law. Article Fourth of the Fund’s Articles of Amendment and Restatement currently provides that the total number of shares of all classes of stock which the Fund has authority to issue is 350,000,000 shares, divided into two classes: 250,000,000 shares of common stock and 100,000,000 shares of preferred stock. If this proposal is approved, the Fund will be authorized to issue a total of 400,000,000 shares of stock, consisting of 300,000,000 shares of common stock and 100,000,000 shares of preferred stock.

The proposed amendment to the Articles of Amendment and Restatement authorizing an additional 50,000,000 shares of common stock will provide sufficient shares of common stock for issuance in connection with the Fund’s dividend reinvestment plan and will provide the Fund with flexibility to make future issuances of stock in furtherance of its investment objectives without the necessity of delaying such activities for further shareholder approval (except as may be required in particular cases by the Fund’s charter documents, applicable laws or the rules of any stock exchange on which the Fund’s securities may be listed). Future issuances of additional shares of common stock would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders. The availability for issuance of additional shares of common stock could discourage and make more difficult efforts to obtain control of the Fund. Other than in connection with its existing dividend reinvestment plan, the Fund has no present intention or plans to issue any shares of common stock.

Approval of the proposed amendment to the Articles of Amendment and Restatement will require the affirmative vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, voting together as a single class. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the amendment.

If approved by the Fund’s shareholders, the proposed amendment to the Articles of Amendment and Restatement would become effective as of the date when Articles of Amendment are filed with the State Department of Assessments and Taxation of the State of Maryland or as of such other date as set forth in the Articles of Amendment, not to exceed 30 days after the Articles of Amendment are filed with the Department. It is expected that the Articles of Amendment, if the proposed amendment is approved by the shareholders, would be filed as soon as practicable following the annual meeting. The exact timing of the filing, however, would be determined by the Fund, and the Fund reserves the right to delay the filing for up to six months following shareholder approval. In addition, the Fund reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to the effective time of the Articles of Amendment, the Board, in its sole discretion, determines that the amendment is no longer in the best interests of the Fund or its shareholders.

The Board, including all of the independent directors, unanimously recommends a vote “FOR” the amendment to the Fund’s Articles of Amendment and Restatement.

3.  CONSIDERATION OF AN AMENDED

AND RESTATED INVESTMENT ADVISORY AGREEMENT

The Adviser

Duff & Phelps Investment Management Co. is the Fund’s investment adviser and is responsible for the management of the Fund’s investment portfolio. The Adviser (together with its predecessor) has been in the investment research and advisory business for more than 75 years and as of December 31, 2009, had approximately $6.5 billion in client accounts under discretionary management. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

The Adviser is a wholly-owned subsidiary of Virtus Partners, Inc. (“VPI”), which was formerly known as Phoenix Investment Partners, Ltd. Virtus Partners, Inc. is a wholly-owned subsidiary of Virtus Investment Partners, Inc., a public company whose common stock is traded on the NASDAQ Global Market under the trading symbol “VRTS.” Virtus was a subsidiary of The Phoenix Companies, Inc. (“Phoenix”) until December 31, 2008, when it was spun-off by Phoenix to its shareholders. The address of VPI and Virtus is 100 Pearl Street, Hartford, Connecticut 06103.

The directors of the Adviser are George R. Aylward, Nancy G. Curtiss, J. Steven Neamtz and Nathan I. Partain. Mr. Aylward is Chairman of the Board of the Adviser and President and Chief Executive Officer of Virtus. Ms. Curtiss is Executive Vice President, Operations of Virtus. Mr. Neamtz is Executive Vice President, Retail Distribution of Virtus. The business address of Mr. Aylward, Ms. Curtiss and Mr. Neamtz is 100 Pearl Street, Hartford, Connecticut 06103. Mr. Partain’s principal occupation and business address are shown on page 4 above.

Current Advisory Agreement

The current investment advisory agreement between the Fund and the Adviser (the “Current Advisory Agreement”) is dated May 1, 1998, and was last submitted to and approved by the Fund’s shareholders on April 29, 1998. The reason the Current Advisory Agreement was submitted for shareholder approval in 1998 was to expand the definition of “average weekly net assets” used to calculate the Adviser’s management fee to include the proceeds of the commercial paper program then utilized by the Fund as a source of financial leverage. Prior to 1998, the definition of “average weekly net assets” included the net assets applicable to the Fund’s common stock plus the liquidation value of the Fund’s preferred stock—but not the assets attributable to debt leverage. As is explained in more detail below, the Board is recommending that shareholders approve the proposed amended and restated investment advisory agreement (the “Amended Advisory Agreement”) in order to fulfill the intention underlying the 1998 revision to the definition of “average weekly net assets” in the Current Advisory Agreement, which was to include in that definition all assets attributable to financial leverage, so that the Adviser’s compensation would accurately reflect the full size and scope of the Fund’s portfolio.

Under the terms of the Current Advisory Agreement, the Adviser furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio, subject to the overall control of the Board. Currently, the Adviser has fifteen professionals (i.e., research analysts and portfolio managers), along with support staff, assigned to the operation of the Fund. Fourteen of the fifteen professionals have the CFA (Chartered Financial Analyst) designation and two are CPAs (Certified Public Accountant). The Adviser furnishes, at its own expense, office space, equipment and personnel to the Fund in connection with the performance of its investment management responsibilities, and pays all other expenses incurred by it in connection with managing the assets of the Fund not payable by the Fund’s administrator pursuant to the administration agreement. The Current Advisory Agreement also includes the conditions under which the Fund may use any name derived from or similar to “Duff & Phelps.” For its services the Adviser receives from the Fund a quarterly management fee, payable out of the Fund’s assets, at an annual rate of 0.60 of 1% of the average weekly net assets of the Fund up to $1.5 billion and 0.50 of 1% of average weekly net assets in excess of $1.5 billion. For purposes of calculating the management fee, the Current Advisory Agreement defines “average weekly net assets” as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund.

Except for the expenses borne by the Adviser and the Administrator (as described below) pursuant to their respective agreements with the Fund, the Fund pays all expenses incurred in its operations, including, among other things, expenses for legal, accounting and auditing services, taxes, interest, costs of printing and distributing shareholder reports, proxy materials, prospectuses and stock certificates, charges of custodians, registrars, transfer agents, dividend disbursing agents, dividend reinvestment plan agents and remarketing agents, Securities and Exchange Commission fees, fees and expenses of non-interested directors, insurance, brokerage costs, litigation and other extraordinary or non-recurring expenses.

The Fund is also a party to a service agreement dated May 1, 1998 (the “Service Agreement”) with the Adviser and VPI. Under the terms of the Service Agreement, VPI makes available to the Adviser the services of its employees and various facilities to enable the Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Current Advisory Agreement is solely that of the Adviser, for which VPI assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses VPI for any costs, direct or indirect, that are fairly attributable to the services performed and the facilities provided by VPI under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

The Current Advisory Agreement and the Service Agreement both provide that the Adviser shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Adviser or VPI, as the case may be, in connection with the respective agreements except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the Current Advisory Agreement.

At the annual meeting held on April 29, 1998, the Fund’s shareholders approved the Current Advisory Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000. At a meeting held on October 17, 1997, the Board, including all of the directors who were not interested persons of the Fund, the Adviser or VPI in attendance at the meeting voting separately as a class, approved the Service Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on the above-referenced approval of the Current Advisory Agreement by the shareholders of the Fund.

Unless earlier terminated as described below, the Current Advisory Agreement and the Service Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Adviser, in the case of the Current Advisory Agreement, or the Fund, the Adviser or VPI, in the case of the Service Agreement, and (ii) by either the Board or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. A majority of the outstanding shares of the Fund as defined in the 1940 Act means the following vote of the common stock and the preferred stock voting together as a single class: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

At a meeting held on February 23, 2010, the Board, including all of the directors of the Fund who were not interested persons of the Fund, the Adviser or VPI, voting separately as a class, voted to continue the Current Advisory Agreement and the Service Agreement for an additional one-year term. Accordingly, the term of these agreements currently extends to April 30, 2011.

The Current Advisory Agreement may be terminated without penalty on 60 days’ written notice by any party thereto or by a vote of the shareholders of the Fund and would terminate automatically if it were assigned by any party. If the Current Advisory Agreement were terminated, shareholder approval would be required to enter into a new agreement. The Service Agreement may be terminated without penalty on 60 days’ written notice by any party thereto and would terminate automatically if it were assigned by any party unless a majority of the Board, including a majority of the directors who are not interested persons of the Fund, the Adviser or VPI, approved its continuation following such assignment.

Developments in the Fund’s Use of Leverage and Impact on the Fund’s Management Fees

One of the distinct features of a closed-end investment company is its ability to use leverage. The Fund has utilized various forms of leverage during its history, including both preferred stock and debt. When the Fund first issued remarketed preferred stock in 1988, the Adviser’s management fee was calculated as a percentage of the average weekly net assets of the Fund, and “average weekly net assets” were defined as the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the Fund’s preferred stock. Based on that formula, the liquidation value of the Fund’s preferred stock was included in the “average weekly net assets” used to calculate the Adviser’s management fee. In 1993, the Fund also began to utilize debt leverage by issuing short-term unsecured promissory notes in the commercial paper market. Under the foregoing formula, because the commercial paper notes represented liabilities of the Fund, the proceeds of the Fund’s commercial paper program were not counted in the “average weekly net assets” used to calculate the Adviser’s management fee.

In 1998, the Board recommended, and the shareholders of the Fund approved, the Current Advisory Agreement, which expanded the definition of “average weekly net assets” used to calculate the Adviser’s management fee to include the proceeds of the Fund’s commercial paper program. The Current Advisory Agreement defines “average weekly net assets” as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund. The Fund’s proxy statement dated March 10, 1998 stated that the Board had:

concluded that the proposed fee change is in the best interests of the Fund and its shareholders because it aligns the Adviser’s compensation more closely with the actual value of the assets under management. The Fund’s portfolio is comprised of assets purchased with the proceeds of the Fund’s common stock, preferred stock and commercial paper. Yet, when the management fee is calculated under the [pre-1998] Current Advisory Agreement, a significant component of the Fund’s portfolio, consisting of assets purchased with the proceeds of the Fund’s commercial paper, is excluded from the net assets of the Fund. As a result, the Adviser’s compensation does not accurately reflect the full size and scope of the Fund’s portfolio. The board of directors of the Fund believes that including the aggregate proceeds of the Fund’s commercial paper will yield a truer picture of the Fund’s net assets and a fairer basis for calculating the Adviser’s compensation.

On April 29, 1998, the Fund’s shareholders signified their acceptance of the Board’s recommendation by voting to approve the Current Advisory Agreement.

In 2006, the Fund issued auction preferred stock and used the proceeds of that issuance to retire its outstanding commercial paper notes and to increase the Fund’s total leverage. Since the definition of “average weekly net assets” in the Current Advisory Agreement already included the aggregate liquidation preference of the Fund’s preferred stock, the replacement of commercial paper with auction preferred stock had no impact on the method of calculating the Adviser’s management fee (although the increase in the Fund’s total leverage caused the actual management fee to increase).

Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of the preferred stock of all closed-end funds, including the Fund’s preferred stock. Such auction and remarketing failures are not an event of default, nor have they impaired the payment of dividends to the Fund’s preferred or common shareholders, but they have meant that holders of the Fund’s preferred stock are no longer able to sell their shares through the remarketing or auction process. The Board is aware that this lack of liquidity has caused a significant hardship for many holders of the Fund’s preferred stock. Therefore, when it became evident that the auction and remarketing failures were likely to persist for some time, the Board charged management with developing and evaluating potential solutions that would enable the Fund to continue to benefit from the use of leverage and would be in the best interests of all the Fund’s shareholders. After reviewing a number of options, in March 2009 the Fund established a credit facility with a commercial bank under which it may borrow up to $1 billion for the purpose of redeeming shares of preferred stock, subject to complying with the requirements of law and the charter and fundamental investment restrictions of the Fund. Since that time, the Fund has utilized $600 million in borrowings under the credit facility to replace $600 million of its preferred stock leverage.

Unlike the replacement of commercial paper with preferred stock in 2006, the replacement of preferred stock with borrowings under the credit facility, which began on March 24, 2009, has had an adverse impact on the calculation of the Adviser’s management fee. The definition of “average weekly net assets” in the Current Advisory Agreement refers to “the aggregate proceeds of commercial paper issued by the Fund,” but does not specifically address borrowings under the Fund’s credit facility, since the credit facility did not exist when the Current Advisory Agreement was approved in 1998. Borrowings under a credit facility are similar in many respects to borrowings in the commercial paper market, since both are forms of short-term borrowing, but they are not identical. The Fund’s legal counsel has advised the Fund that the definition of “average weekly net assets” in the Current Advisory Agreement, since it refers specifically to “commercial paper,” may not include borrowings under the credit facility. Because the Adviser’s management fee is calculated as a percentage of “average weekly net assets,” the replacement of preferred stock (which is counted as part of “average weekly net assets”) with borrowings under the credit facility (which it is not clear can be counted as part of “average weekly net assets”) has reduced the management fee payable to the Adviser. This adverse result was not anticipated by the Adviser or the Board when they established the credit facility for the purpose of providing liquidity to the Fund’s preferred shareholders. Moreover, the Board does not believe this result is fair to the Adviser or consistent with the intention of the Fund’s shareholders when they approved the Current Advisory Agreement in 1998. In effect, the Adviser’s management fee calculation has reverted to its pre-1998 position, when it did not reflect the Fund’s use of debt leverage.

Proposed Amended Advisory Agreement

The Board believes that the guiding principle for compensating the Adviser should continue to be the principle that was articulated in the proxy statement provided to the Fund’s shareholders when they approved the Current Advisory Agreement in 1998: that the Adviser’s compensation should accurately reflect the full size and scope of the Fund’s portfolio. Accordingly, at the annual meeting on May 5, 2010, shareholders are being asked to approve the Amended Advisory Agreement, which calculates the Adviser’s management fee based on a new definition of “average weekly managed assets,” which includes all assets attributable to financial leverage. In order to correct the unintended reduction in the Adviser’s management fee, the Amended Advisory Agreement would apply the revised fee calculation retroactively, effective as of March 24, 2009, which is the date on which the Fund began to replace preferred stock leverage with borrowings under the credit facility.

The text of the proposed Amended Advisory Agreement is set forth in Exhibit A to this proxy statement. The only material change from the Current Advisory Agreement is a revised section 4 of the agreement, which is the section that provides for the compensation of the Adviser. The purpose of the revision is to clarify that the asset base used to calculate the Adviser’s management fee shall include all assets attributable to financial leverage, with effect from March 24, 2009. Under the Amended Advisory Agreement, the management fee would be calculated by multiplying the same annual rates used in the Current Advisory Agreement by a base amount (the “Average Weekly Managed Assets”) equal to the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Section 4 of the Amended Advisory Agreement also establishes detailed provisions for the mechanics of the calculation of Average Weekly Managed Assets. These mechanics are not addressed in the Current Advisory Agreement. Section 4 of the Amended Advisory Agreement provides that the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage) (the “Managed Assets”) shall be calculated as of 5:00 p.m. Eastern time or as of such other time or times as the directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of the Fund and with resolutions of the Board as from time to time in force. Section 4 of the Amended Advisory Agreement also provides that the Average Weekly Managed Assets for each weekly period shall be determined by averaging the Managed Assets at the end of a week with the Managed Assets at the end of the prior week. For purposes of the foregoing, the end of a week shall mean the last business day of such week. For any period less than a quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to the actual number of days in such quarter. The Board believes that these detailed provisions will be beneficial to the Fund because they will provide further clarification of the mechanics of calculating the Adviser’s management fee.

The annual rates used to calculate the management fee under the Amended Advisory Agreement are unchanged from the rates in the Current Advisory Agreement. Those rates are 0.60 of 1% of that portion of the Average Weekly Managed Assets which does not exceed $1.5 billion and 0.50 of 1% of that portion of the Average Weekly Managed Assets which exceeds $1.5 billion. The aggregate amount of the management fee payable under the Current Advisory Agreement during the year ended December 31, 2009 was $11,827,218. Had the Amended Advisory Agreement been in effect during 2009, the aggregate amount of the management fee would have been $13,786,636. The management fee payable under the Amended Advisory Agreement is $1,959,418 higher than the fee payable under the Current Advisory Agreement, which is an increase of 16.6%. However, that reflects the fact that the replacement of a portion of the Fund’s preferred stock leverage with credit facility borrowings during 2009 caused the Adviser’s management fee to decline by $1,959,418, even though the assets under management remained the same. The proposed Amended Advisory Agreement is designed to place the Adviser in the same position it would have been in if the form of the Fund’s leverage had not changed, and thus to prevent the Adviser from being penalized as a result of a mere change in form of the Fund’s sources of leverage.

Finally, in recognition of the fact that the calculation of the Adviser’s management fee under the Current Advisory Agreement did not reflect the Adviser’s management of the full extent of assets that are defined as “Managed Assets” in the Amended Advisory Agreement—and specifically the assets corresponding to the Fund’s borrowings under the credit facility on and after March 24, 2009—Section 4 of the Amended Advisory Agreement provides that the fee calculations set forth above shall be applied retroactively, with effect from March 24, 2009.

The following table shows the Fund’s expenses expressed as a percentage of average net assets attributable to common shares (i) based on actual expenses incurred during the year ended December 31, 2009 and (ii) on a pro forma basis as if the Amended Advisory Agreement had been in effect during 2009.

	Annual Expenses (as a percentage of net assets attributable to common shares)
	2009 (Actual)	2009 (Pro forma)
Management Fee (1)	0.79	0.92
Interest Payments on Borrowed Funds (2)	0.56	0.56
Other Expenses	0.98	1.01

Total Annual Expenses	2.33	2.49

Distributions on Auction Preferred Stock	0.30	0.30

Total Annual Expenses and Distributions on Auction Preferred Stock	2.63	2.79

(1)	As a percentage of average total managed assets (including all forms of leverage), actual and pro forma Management Fees for 2009 were 0.48% and 0.56%, respectively.
(2)	Consists of interest payments on the Fund’s remarketed preferred stock and interest payments on the Fund’s credit facility.

Example: The following table shows the expenses a shareholder of the Fund would pay on an investment of $1,000, assuming a 5% annual return and redemption at the end of each period. This example should not be considered a representation of future return or expenses. Actual return or expenses may be greater or less than those shown.

Period	2009 (Actual)	2009 (Pro forma)
1 year	$27	$28
3 years	82	86
5 years	140	147
10 years	298	312

The Amended Advisory Agreement requires for its approval the affirmative vote of the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. A majority of the outstanding shares of the Fund as defined in the 1940 Act means the following vote of the common stock and the preferred stock voting together as a single class: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares, whichever is less. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” the Amended Advisory Agreement.

If approved by the shareholders of the Fund at the annual meeting, the Amended Advisory Agreement will become effective as of May 1, 2010 and extend for a two-year term until April 30, 2012. The terms governing continuation or early termination of the Amended Advisory Agreement are unchanged from the terms governing continuation or early termination of the Current Advisory Agreement. If the Amended Advisory Agreement is not approved, the Current Advisory Agreement will remain in effect until April 30, 2011, subject to further continuation or earlier termination as described above.

If the Amended Advisory Agreement is approved, the Fund will also enter into an amended Administration Agreement (see discussion below under “Other Information—The Administrator”) in order to use the same definition of “Average Weekly Managed Assets” to calculate the Administrator’s fee that is used to calculate the Adviser’s management fee under the Amended Advisory Agreement, also with effect from March 24, 2009.

Board of Directors Review and Recommendation

Under Section 15(c) of the 1940 Act, the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board, including a majority of the independent directors. Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a contracts committee, which is composed of three directors and acts under a written charter that was most recently amended on February 22, 2010. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it. None of the members of the contracts committee are “interested persons” of the Fund as defined in section 2(a)(19) of the 1940 Act. The contracts committee, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement. Set forth below is a description of the Contracts committee’s annual review of the Current Advisory Agreement, which provided the material basis for the Board’s decision to continue the Current Advisory Agreement for a one-year term ending April 30, 2011, as well as the Board’s decision to recommend that the Fund’s shareholders approve the Amended Advisory Agreement for a two-year term ending April 30, 2012.

In the course of the contracts committee’s annual review, the members of the committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the contracts committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the contracts committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of two types of preferred stock, borrowings under a credit facility and the lending of portfolio securities, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The committee also considered the Fund’s investment performance as discussed below. The committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The committee reviewed the Fund’s investment performance over time and compared that performance to various peer groups and indices. The committee concluded that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the Fund’s consistent ability to pay a 6.5 cent per share monthly dividend. The committee also considered the fact that since 1990, shares of the Fund have traded at a premium to net asset value 95% of the time even though shares of most closed-end funds trade at a discount to net asset value as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

Costs of services and profits realized. The committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the committee retained Lipper Fiduciary Services, an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The committee noted that many of the other funds in the comparison group were established relatively recently, and benefited from waivers of advisory fees by their sponsors. The committee’s view is that gross fees provide a more useful comparison because waivers tend to be associated with the launch of new funds and can be expected to be of short duration. The Fund’s fees, while higher than the comparison group median when waivers were included, were lower than the median when waivers were excluded. The Adviser also furnished the committee with copies of its financial statements. In reviewing those financial statements, the committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The committee considered whether the Fund has appropriately benefited from any economies of scale. The committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

Comparison with other advisory contracts. The committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the committee noted that the services provided by the Adviser to the Fund were significantly more extensive and demanding than the services provided by the Adviser to institutional accounts. Specifically, in providing services to the Fund, the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the committee concluded that comparisons between the two fee structures would not be appropriate or meaningful.

Indirect benefits. The committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the contracts committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the committee recommended to the full Board that the Current Advisory Agreement be continued for a one-year term ending April 30, 2011. In addition, based on its conclusion that the Adviser’s compensation should accurately reflect the full size and scope of the Fund’s portfolio, the contracts committee recommended to the full Board that the Amended Advisory Agreement be recommended for approval by the shareholders, in order to clarify that the asset base used to calculate the Adviser’s management fee shall include all assets attributable to financial leverage. Finally, the contracts committee concluded that in order to compensate the Adviser fairly for the investment advisory services it has provided with respect to all of the Fund’s managed assets during the period since the Fund began to replace its preferred stock with borrowings under the credit facility, it is fair and reasonable for the Amended Advisory Agreement to apply the revised fee calculation retroactively, effective as of March 24, 2009, which is the date on which the Fund began to replace preferred stock leverage with borrowings under the credit facility.

On February 23, 2010, the contracts committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including all of the independent directors voting separately, accepted the committee’s recommendations and unanimously (i) approved the continuation of the Current Advisory Agreement for a one-year term ending April 30, 2011 and (ii) recommended that the Fund’s shareholders approve the Amended Advisory Agreement for a two-year term ending April 30, 2012.

For all of the foregoing reasons, the Board, including all of the independent directors, unanimously recommends a vote “FOR” the Amended Advisory Agreement.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

OTHER INFORMATION

The Administrator. J.J.B. Hilliard, W.L. Lyons, LLC serves as the Fund’s administrator (the “Administrator”) under an administration agreement (the “Administration Agreement”) dated May 1, 1998. The Administrator (together with its predecessors) has been engaged in the investment business as a securities broker-dealer and investment adviser since 1854. It also serves as administrator and investment adviser to Hilliard-Lyons Government Fund, Inc., a money market mutual fund, and as investment adviser to Senbanc Fund, an open-end equity mutual fund. The Administrator and its parent company, HL Financial Services, LLC (“HL Financial”), have their principal offices at 500 West Jefferson Street, Louisville, Kentucky 40202. The parent company of HL Financial is Houchens Industries, Inc. (“Houchens”), a large, privately held diversified company with its principal offices at 700 Church Street, Bowling Green, Kentucky 42102. Houchens acquired its ownership interest in the Administrator from The PNC Financial Services Group, Inc. on March 31, 2008.

Under the terms of the Administration Agreement, the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Adviser pursuant to the Advisory Agreement, as well as the necessary office facilities, equipment and personnel to perform such services. For its services the Administrator receives from the Fund a quarterly fee at annual rates of 0.25 of 1% of the Fund’s average weekly net assets up to $100 million, 0.20 of 1% of the Fund’s average weekly net assets from $100 million to $1.0 billion, 0.10 of 1% of average weekly net assets in excess of $1.0 billion. For purposes of calculating the administrative fee, the Fund’s net assets are defined as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds of commercial paper issued by the Fund.

The Administration Agreement provides that the Administrator shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of the Administrator in connection with the agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the agreement.

At a meeting held on October 17, 1997, the Board, including all of the directors who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, approved the Administration Agreement for a two-year term beginning on May 1, 1998 and ending on April 30, 2000, contingent on approval of the Advisory Agreement by the shareholders of the Fund (which approval was granted at the annual meeting held on April 29, 1998). Unless earlier terminated as described below, the Administration Agreement may be continued from year to year, if approved annually (i) by a majority of the directors of the Fund who are not interested persons of the Fund or the Administrator and (ii) by either the Board or the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act. The Administration Agreement may be terminated without penalty on 60 days’ written notice by any party thereto or by a vote of the shareholders of the Fund. At a meeting held on February 23, 2010, the Board, including all of the directors of the Fund who were not interested persons of the Fund or the Administrator in attendance at the meeting voting separately as a class, voted to continue the Administration Agreement for an additional one-year term ending April 30, 2011.

If the Amended Advisory Agreement is approved by the shareholders of the Fund at the annual meeting, the Fund will also enter into an amended Administration Agreement, for a two-year term ending April 30, 2012, in order to use the same definition of “Average Weekly Managed Assets” to calculate the Administrator’s fee that is used to calculate the Adviser’s management fee under the Amended Advisory Agreement, also with effect from March 24, 2009. See “Consideration of an Amended and Restated Investment Advisory Agreement” above. The aggregate amount of the fee payable to the Administrator under the current Administration Agreement during the year ended December 31, 2009 was $3,115,444. Had the proposed amended Administration Agreement been in effect during 2009, the aggregate amount of the fee payable to the Administrator would have been $3,507,327. The fee payable to the Administrator under the proposed amended Administration Agreement is $391,883 higher than the fee payable under the current Administration Agreement, which is an increase of 12.6%. However, that reflects the fact that the replacement of a portion of the Fund’s preferred stock leverage with credit facility borrowings during 2009 caused the Administrator’s fee to decline by $391,883, even though the assets under management remained the same. The proposed amended Administration Agreement is designed to place the Administrator in the same position it would have been in if the Fund’s leverage had not changed.

Portfolio Transactions. The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. In executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. The Fund ordinarily purchases securities in the primary markets, and in assessing the best net price and execution available to the Fund, the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or the Adviser (or their affiliates). The Adviser is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. The Adviser does not engage brokers whose commissions it believes to be unreasonable in relation to services provided. In addition, the Adviser does not enter into third-party commission-based arrangements that provide research that the Adviser can purchase directly from a vendor. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

The Fund’s investment advisory agreement requires the Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities between the Fund and the Adviser’s other investment management clients, but does not obligate the Adviser to give the Fund exclusive or preferential treatment. It is likely that from time to time the Adviser may make similar investment decisions for the Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by the Fund and another client of the Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund.

Although the Fund purchases securities for investment income or capital appreciation, or both, and not for short-term trading profits, it may dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser.

During 2009, the Fund paid brokerage commissions aggregating $795,504 in connection with its portfolio transactions, not including the gross underwriting spread on securities purchased in underwritten public offerings or the spread in over-the-counter transactions with firms acting as principal.

Shareholders. The following table shows shares of common stock of the Fund as to which each director and director nominee, and all directors and executive officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2009. The directors, director nominees and executive officers of the Fund owned no shares of the Fund’s remarketed preferred stock or auction preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock.

Shares of common stock
Stewart E. Conner	6,000
Robert J. Genetski	50,000
Nancy Lampton (1)(2)	76,351
Philip R. McLoughlin	1,066
Geraldine M. McNamara	2,092
Eileen A. Moran	1,000
Nathan I. Partain (1)(2)	33,805

Shares of common stock
Christian H. Poindexter (1)	45,260
Carl F. Pollard	40,000
David J. Vitale	5,250
Directors and officers as a group (14 persons) (1)(2)	270,544

(1)	Ms. Lampton, Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 68,500, 9,690 and 45,260, respectively, of the shares listed. The directors and executive officers had shared power to vote and/or dispose of 130,170, in the aggregate, of the shares listed as owned by the directors and executive officers as a group.
(2)	Ms. Lampton and Mr. Partain disclaim beneficial ownership of 68,500 and 9,690, respectively, of the shares listed. The directors and executive officers disclaim beneficial ownership of 84,910 in the aggregate, of the shares listed as owned by the directors and executive officers as a group.

To the Fund’s knowledge, the only persons (including any “group” as that term is used in Section 13(d)(3) of the 1934 Act) who beneficially own more than 5% of any class of the Fund’s voting securities are the beneficial owners of the Fund’s preferred stock identified in the following table. The information in this table is based on information provided in Schedule 13G filings made with the Securities and Exchange Commission by each of the persons listed.

Name of beneficial owner	Shares of preferred stock	Percentage of class
UBS AG (1) Bahnhofstrasse 45 PO Box CH- Zurich, Switzerland	6,336	63.36%

Bank of America Corporation (2) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte NC	3,130	31.30%

(1)	Based on a Schedule 13G filed by UBS AG, for the benefit and on behalf of UBS Securities LLC and UBS Financial Services Inc. on February 8, 2010. These entities reported shared voting and dispositive power.
(2)	Based on a Schedule 13G filed jointly by Bank of America Corporation, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Inc., on March 6, 2009. These entities reported shared voting and dispositive power. The allocation of share ownership among these joint filers is set forth in their Schedule 13G filing.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Fund’s officers and directors, and persons who own more than 10% of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during 2009 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Stewart E. Conner, a director of the Fund, filed a late Form 4 with respect to a purchase of common stock of the Fund and Nancy Lampton, a director of the Fund, filed a late Form 5 with respect to a purchase of common stock of the Fund, having previously failed to file a Form 4 with respect to that purchase.

Report of the Audit Committee. The audit committee is composed of three directors and acts under a written charter that was most recently amended on August 13, 2009. A copy of the audit committee charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it. Each of the members of the audit committee is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the Fund’s 2009 audited financial statements, the audit committee: (1) reviewed and discussed the Fund’s 2009 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee recommended to the board of directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee

Carl F. Pollard, Chairman

Robert J. Genetski

Philip R. McLoughlin

Risk Oversight. The audit committee charter provides that the audit committee is responsible for discussing with management the guidelines and policies that govern the process by which management assesses and manages the Fund’s major financial risk exposures. The contracts committee charter provides that in assessing whether the Fund’s investment advisory agreement and administration agreement should be continued, the contracts committee is to give careful consideration to the risk oversight policies of the Adviser and the Administrator, respectively. In addition, the audit committee and the full Board receive periodic reports on enterprise risk management from the chief risk officer of the Adviser.

Independent Registered Public Accounting Firm. The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest the audit committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. In accordance with the foregoing provisions, the firm of Ernst & Young LLP (“Ernst & Young”), which has served as the Fund’s independent public accountants since June 12, 2002, has been selected as independent registered public accounting firm of the Fund to perform the audit of the financial books and records of the Fund for the year ending December 31, 2010. A representative of Ernst & Young is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by the Fund’s principal accountant.

	Fiscal year ended December 31, 2009	Fiscal year ended December 31, 2008
Audit Fees (1)	$65,000	$64,000
Audit-Related Fee (2)(6)	7,000	6,900
Tax Fees (3)(6)	19,400	16,200
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	26,400	23,100

(1)	Audit Fees are fees billed for professional services rendered by the Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” These services included: (i) services related to the performance of periodic agreed-upon procedures relating to the Fund’s leverage, at a cost of $6,900 in the year ended December 31, 2008 and $7,000 in the year ended December 31, 2009.
(3)	Tax Fees are fees billed for professional services rendered by the Fund’s principal accountant for tax compliance, tax advice and tax planning. In the year ended December 31, 2008, such services consisted of preparation of the Fund’s annual federal and state income tax returns and excise tax returns (for a fee of $15,400) and consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $800). In the year ended December 31, 2009, such services consisted of preparation of the Fund’s annual federal and state income tax returns and excise tax returns (for a fee of $15,900) and consulting work regarding the tax treatment of contingent payment debt and trust preferred instruments (for a fee of $3,500).
(4)	All Other Fees are fees billed for products and services provided by the Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are fees billed by the Fund’s accountant for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by the Fund’s accountant to the Adviser or to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.
(6)	No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. Each engagement of the Fund’s independent registered public accounting firm to render audit or non-audit services to the Fund is either (i) pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee, or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee. A copy of the audit committee’s pre-approval policies and procedures is attached as Exhibit B to this proxy statement. The Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Nomination of Directors. The nominating and governance committee is composed of three directors and acts under a written charter that was most recently amended on February 17, 2009. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it. None of the members of the nominating and governance committee are “interested persons” of the Fund as defined in section 2(a)(19) of the 1940 Act. In identifying potential director nominees, the nominating and governance committee considers candidates recommended by one or more of the following sources: the Fund’s current directors, the Fund’s officers, the Fund’s shareholders and any other source the committee deems appropriate. The committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates. Shareholders wishing to recommend candidates to the nominating and governance committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration.

Diversity Policy. The goal of the Fund is to have a board of directors comprising individuals with a diversity of business, educational and life experiences (including, without limitation, with respect to accounting and finance, business and strategic judgment, investment management and financial markets, and knowledge of the industries in which the Fund invests) that will enable them to constructively review, advise and guide management of the Fund. The annual Board self-evaluation process includes consideration of whether the Board’s composition represents an appropriate balance of skills and diversity for the Fund’s needs. In evaluating potential director nominees, including nominees recommended by shareholders, the nominating and governance committee considers such qualifications and skills as it deems relevant but does not have any specific minimum qualifications that must be met by a nominee. The committee considers, among other things:

•	the extent to which the candidate’s business, educational and life experiences will add to the diversity of the Board;

•	whether the candidate will qualify as a director who is not an “interested person” of the Fund;

•	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of the Fund and its shareholders;

•	the contribution that the candidate can make to the Board by virtue of his or her education, business experience and financial expertise;

•	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

•	whether the candidate is willing to commit the time necessary to attend meetings and fulfill the responsibilities of a director; and

•	the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board.

With respect to the renomination of incumbent directors, past service to the Board is also considered.

Communications with the Board by Shareholders and Other Interested Persons. The Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual directors in care of the Secretary of the Fund, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All such communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual directors, as applicable, except that the Secretary may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature. Each of the Fund’s directors is encouraged to attend the annual meeting of shareholders. All of the Fund’s directors attended the May 7, 2009 annual meeting of shareholders, with the exception of Mr. Partain, who was excused due to illness.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the 2011 annual meeting of shareholders should be received by the Secretary of the Fund no later than December 1, 2010. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2011 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 14, 2011.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Fund will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Fund will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Fund may hire a proxy solicitor to assist the Fund in the solicitation of proxies at a fee of approximately $20,000, plus out-of-pocket expenses.

Annual Report. The Fund will provide without charge to any shareholder who so requests, a copy of the Fund’s annual report for the year ended December 31, 2009. The annual report is available by calling the Administrator toll-free at (888) 878-7845 and is also available on the Fund’s web site at www.dnpselectincome.com.

General. A list of shareholders entitled to be present and vote at the annual meeting will be available at the offices of the Fund, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

ALL SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND MAIL PROXIES PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

March 31, 2010

EXHIBIT A

FORM OF AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

DNP SELECT INCOME FUND INC., a Maryland corporation registered under the Investment Company Act of 1940 (“1940 Act”) as a closed-end diversified management investment company (“Fund”), and DUFF & PHELPS INVESTMENT MANAGEMENT CO., an Illinois corporation registered under the Investment Advisers Act of 1940 as an investment adviser (“Manager”), agree that:

1. Engagement of Manager. Manager shall manage the investment and reinvestment of the assets of Fund, subject to the supervision of the board of directors of Fund, for the period and on the terms set forth in this Advisory Agreement. Manager shall give due consideration to the investment policies and restrictions and the other statements concerning Fund in Fund’s charter, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933 (“1933 Act”), and to the provisions of the Internal Revenue Code applicable to Fund as a regulated investment company. Manager shall be deemed for all purposes to be an independent contractor and not an agent of Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent Fund in any way.

Manager is authorized to make the decisions to buy and sell securities of Fund, to place Fund’s portfolio transactions with securities broker-dealers, and to negotiate the terms of transactions, on behalf of Fund. Manager is authorized to exercise discretion within Fund’s policy concerning allocation of its portfolio brokerage, as permitted by law, including but not limited to section 28(e) of the Securities Exchange Act of 1934, and in so doing shall not be required to make any reduction in its investment advisory fees.

2. Expenses to be paid by Manager. Manager shall furnish, at its own expense, office space to Fund and all necessary office facilities, equipment and personnel for managing the assets of Fund. Manager shall also assume and pay all other expenses incurred by it in connection with managing the assets of Fund, except that Manager shall not assume and pay any expenses that J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard/Lyons”) is obligated to pay under the Administration Agreement (“Administration Agreement”) between Fund and Hilliard/Lyons.

3. Expenses to be paid by Fund. Fund shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing, dividend reinvestment, redemption and remarketing agents, if any, including any charges for bookkeeping services provided by Fund’s custodian; all charges of legal counsel and of independent auditors; all compensation of directors other than those affiliated with Manager or Hilliard/Lyons and all expenses incurred in connection with their services to Fund; all expenses of publication of notices and reports to its shareholders; all expenses of proxy solicitations of Fund or its board of directors; all expenses of printing of Fund’s prospectus and registration statement and mailing copies of the prospectus; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of Fund; all expenses of bond and insurance coverage required by law or deemed advisable by Fund’s board of directors; all expenses of maintaining the registration of Fund under the 1940 Act; all interest expenses; and all fees, dues and expenses incurred by Fund in connection with membership in any trade association or other investment company organization. In addition to the payment of expenses, Fund shall also pay all brokers’ commissions and other charges relative to the purchase and sale of portfolio securities.

4. Compensation of Manager. For the services to be rendered and the charges and expenses to be assumed and to be paid by Manager hereunder, Fund shall pay Manager a quarterly fee at an annual rate of 0.60 of 1% of the Average Weekly Managed Assets of Fund which does not exceed $1.5 billion and 0.50 of 1% of Average Weekly Managed Assets in excess of $1.5 billion, which fee shall be payable with respect to each quarter on the first business day of the next quarter. For purposes of this Agreement, “Average Weekly Managed Assets” of Fund shall mean the average weekly value of the total assets of Fund minus the sum of all accrued liabilities of Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). The value of the total assets of Fund minus the sum of all accrued liabilities of Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage) (the “Managed Assets”) shall be calculated as of 5:00 p.m. Eastern time or as of such other time or times as the Directors may determine in accordance with the provisions of applicable law and of the charter and bylaws of Fund and with resolutions of the Board of Directors as from time to time in force. The Average Weekly Managed Assets for each weekly period shall be determined by averaging the Managed Assets at the end of a week with the Managed Assets at the end of the prior week. For purposes of the foregoing, the end of a week shall mean the last business day of such week. For any period less than a quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to the actual number of days in such quarter.

In recognition of the fact that Manager rendered services to Fund under a prior investment advisory agreement having provisions substantially identical to those of this Agreement except for the provisions of this section 4 (the “Prior Agreement”), and that the calculation of Manager’s quarterly fee under the Prior Agreement did not reflect Manager’s management of the full extent of the assets that are defined as “Managed Assets” of Fund in this Agreement, and specifically the assets corresponding to certain indebtedness that was incurred by Fund under a committed credit facility on and after March 24, 2009, the fee calculations set forth in the first paragraph of this section 4 shall be applied retroactively, with effect from March 24, 2009.

5. Services of Manager not exclusive. The services of Manager to Fund hereunder are not to be deemed exclusive, and Manager shall be free to render similar services to others so long as its services under this Advisory Agreement are not impaired by such other activities.

6. Limitation of liability of Manager. Manager shall not be liable to Fund or its shareholders for any loss suffered by Fund or its shareholders from or as a consequence of any act or omission of Manager, or of any of the directors, officers, employees or agents of Manager, in connection with or pursuant to this Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Manager in performance of its duties or by reason of reckless disregard by Manager of its obligations and duties under this Advisory Agreement.

7. Duration and renewal. Unless terminated as provided in section 8, this Advisory Agreement shall continue in effect until April 30, 2012, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those directors who are not “interested persons” (as defined in section 2(a)(19) of the 1940 Act) of Fund or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the board of directors of Fund or vote of the holders of a “majority of the outstanding shares of Fund” (which term as used throughout this Advisory Agreement shall be construed in accordance with the definition of “vote of a majority of the outstanding voting securities of a company” in section 2(a)(42) of the 1940 Act).

8. Termination. This Advisory Agreement may be terminated at any time, without payment of any penalty, by the board of directors of Fund, or by a vote of the holders of a majority of the outstanding shares of Fund, upon 60 days’ written notice to Manager. This Advisory Agreement may be terminated by Manager at any time upon 60 days’ written notice to Fund. This Advisory Agreement shall terminate automatically in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

9. Amendment. This Advisory Agreement may not be amended without the affirmative vote (a) of a majority of those directors who are not “interested persons” of Fund or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of the holders of a majority of the outstanding shares of Fund.

10. Use of Manager’s name. The Fund may use the name “Duff & Phelps Utilities Income Inc.” or any other name derived from the name “Duff & Phelps” only for so long as this Advisory Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment adviser. At such time as this Advisory Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will (by corporate action, if necessary) cease to use any name derived from the name “Duff & Phelps,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment adviser.

Dated as of May     , 2010

DNP SELECT INCOME FUND INC.

By:
Its

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

By:
Its

EXHIBIT B

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted February 23, 2010)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service	Range of Fees(1)
	DNP	DTF	DUC	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	N/A
2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	N/A
3. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	(4)	N/A
4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $65,000 for DNP, $47,000 for DTF and $49,000 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.
(4)	Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service	Range of Fees(1)
	DNP	DTF	DUC	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	(3)	N/A
2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	N/A
3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	N/A
4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $7,000 for DNP, $3,400 for DTF and $3,400 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.
(4)	Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service	Range of Fees(1)
	DNP	DTF	DUC	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	N/A
2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	N/A
3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.
(3)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $15,900 for DNP, $4,900 for DTF and $4,900 for DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.
(4)	The fee for this pre-approved service is not shown in the table because the 2010 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2009 was $3,500 for DNP and $0 for DTF and DUC, but it is likely that the fee for 2010 will be $1,000 for DNP and $0 for DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2010 engagement letter, such fee will become part of this Pre-Approval Policy.
(5)	Fees for services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2010

Dated: February 23, 2010

Service	Range of Fees(1)
	DNP	DTF	DUC	Affiliates(2)
None

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.
(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

■	Bookkeeping or other services related to the accounting records or financial statements of the audit client

■	Financial information systems design and implementation

■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

■	Actuarial services

■	Internal audit outsourcing services

■	Management functions

■	Human resources

■	Broker-dealer, investment adviser or investment banking services

■	Legal services

■	Expert services unrelated to the audit

DNP SELECT INCOME FUND INC.

PROXY SOLICITED BY MANAGEMENT FROM COMMON SHAREHOLDERS

FOR MEETING TO BE HELD ON MAY 5, 2010

T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of common stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 5, 2010, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth on the reverse side hereof.

If no specific instructions are provided, this proxy will be voted “FOR” proposals 1, 2 and 3 and in the discretion of the proxies upon such other business as may properly come before the meeting.

(Continued and to be signed on other side.)

DNP SELECT INCOME FUND INC. P.O. BOX 11435 NEW YORK, NY 10203-0435

Please Vote, Date, and Sign and Return Promptly in the Enclosed Envelope	Votes must be indicated (x) in Black or Blue ink

Your Board of Directors unanimously recommends a vote “FOR” each of the following proposals.

1.	Election of directors:

FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

Nominees: Philip R. McLoughlin and Nathan I. Partain

2.	Approval of an amendment to the Fund’s Articles of Amendment and Restatement to increase the number of authorized shares of common stock:

FOR	AGAINST	ABSTAIN

3.	Approval of an amended and restated investment advisory agreement between the Fund and Duff & Phelps Investment Management Co.:

FOR	AGAINST	ABSTAIN

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exceptions” box and write the name of that nominee in the space provided below.)

*Exceptions

To change your address, please mark this box.

To include any comments, please mark this box.

IMPORTANT: Please sign exactly as your name or
names appear on the shareholder records of the Fund.
If you sign as agent or in any other representative
capacity, please state the capacity in which you sign.
Where there is more than one owner, each should
sign.
Date:

Share Owner sign here

Co-Owner sign here

DNP SELECT INCOME FUND INC.

PROXY SOLICITED BY MANAGEMENT FROM PREFERRED SHAREHOLDERS

FOR MEETING TO BE HELD ON MAY 5, 2010

T. Brooks Beittel and Alan M. Meder or any of them, each with full power of substitution, are authorized to vote all shares of preferred stock of DNP Select Income Fund Inc. owned by the undersigned at the meeting of shareholders to be held May 5, 2010, and at any adjournment of the meeting. They shall vote in accordance with the instructions set forth below.

Your Board of Directors unanimously recommends a vote “FOR” each of the following proposals.

1.	Election of directors: Robert J. Genetski

FOR	WITHHOLD

2.	Approval of an amendment to the Fund’s Articles of Amendment and Restatement to increase the number of authorized shares of common stock.

FOR	AGAINST	ABSTAIN

3.	Approval of an amended and restated investment advisory agreement between the Fund and Duff & Phelps Investment Management Co.

FOR	AGAINST	ABSTAIN

If no specific instructions are provided, this proxy will be voted “FOR” proposals 1, 2 and 3 and in the discretion of the proxies upon such other business as may properly come before the meeting.

(Continued and to be signed on other side.)

Dated:                                                          , 2010

(Signature(s) of Shareholder(s))

IMPORTANT: Please sign exactly as your name or names appear on the shareholder records of the Fund. If you sign as agent or in any other representative capacity, please state the capacity in which you sign. Where there is more than one owner, each should sign.